UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

            New York                       1-9493                13-5670050
  (State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.)

            105 Corporate Park Drive
             White Plains, New York                               10604
    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

On October 17, 2005, Paxar Corporation (the "Company") announced that it had appointed Susan P. Guerin, age 44, as its President, North America Apparel Group, effective October 18, 2005.

Ms. Guerin joins the Company from Cendant Corporation, where most recently she was Senior Vice President of Finance. From 2000 to 2003, Ms. Guerin held the position of Chief Financial Officer at Lerner New York, a billion dollar 500-store organization retailing women's apparel. Prior to joining Lerner New York, Ms. Guerin was employed by the multinational consumer products firm Unilever for 15-years in which she held a series of management positions including Commercial Director of Sales and Customer Development of Thomas J. Lipton.

The press release issued by the Company in connection with the appointment of Ms. Guerin as described above is attached hereto as Exhibit 99.1.


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Item 9.01         Financial Statements and Exhibits.

Exhibit 99.1      Press Release issued by Paxar Corporation on October 17, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PAXAR CORPORATION
                                  (Registrant)


Date: October 21, 2005            By:   /s/ Robert S. Stone
                                       --------------------------------
                                         Robert S. Stone
                                         Vice President, General Counsel
                                         and Secretary


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                                  Exhibit Index


Exhibit No.       Description
-----------       -----------
99.1              Press Release issued by Paxar Corporation on October 17, 2005.